UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2014

ACTAVIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

This Current Report on Form 8-K includes unaudited condensed consolidated historical financial statements of Warner Chilcott Public Limited Company (“Warner Chilcott”) for the quarter and nine months ended September 30, 2013 (the “Warner Chilcott Unaudited Financial Statements”), which are attached hereto as Exhibit 99.1 and incorporated herein by reference. The Warner Chilcott Unaudited Financial Statements have not been, and are not required to be, filed by Warner Chilcott with the Securities and Exchange Commission (“SEC”) due to the Form 15 filed with the SEC by Warner Chilcott on October 11, 2013, which suspended Warner Chilcott’s duty to file such information.

As previously announced, on February 17, 2014, Actavis plc (the “Company”) entered into a Merger Agreement by and among the Company, Tango US Holdings Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, Tango Merger Sub 1 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdco, Tango Merger Sub 2 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdco and Forest Laboratories, Inc., a Delaware corporation (“Forest”).

On January 31, 2014, pursuant to the Agreement and Plan of Merger, dated January 7, 2014, among Forest, FRX Churchill Holdings, Inc., a Delaware corporation (“Forest Holdings”) and wholly owned indirect subsidiary of Forest, FRX Churchill Sub, LLC (f/k/a FRX Churchill Sub, Inc.), a Delaware limited liability company (“Aptalis Merger Sub”) and wholly owned indirect subsidiary of Holdings, and Aptalis Holdings Inc., a Delaware corporation (“Aptalis”), Aptalis Merger Sub merged with and into Aptalis, with Aptalis continuing as the surviving corporation and an indirect wholly owned subsidiary of Forest Holdings.

In this Current Report on Form 8-K, the Company is incorporating by reference certain historical and pro forma financial information relating to the Company’s acquisition of Forest and Forest’s acquisition of Aptalis.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Warner Chilcott, Forest and Aptalis.

The Warner Chilcott Unaudited Financial Statements are filed at Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

The audited consolidated balance sheets of Forest and its subsidiaries as of March 31, 2013 and March 31, 2012, and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity, and cash flows for each of the years ended March 31, 2013, March 31, 2012 and March 31, 2011, the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

The unaudited interim consolidated balance sheets of Forest and its subsidiaries as of December 31, 2013 and March 31, 2013, the unaudited interim consolidated statements of operations, comprehensive income (loss) and cash flows for the three months and nine months ended December 31, 2013 and December 31, 2012 and the Notes to Consolidated Financial Statements (unaudited) are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

The audited consolidated balance sheets of Aptalis and its subsidiaries as of September 30, 2013, and the related consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for the year ended September 30, 2013, the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated by reference herein.

The unaudited interim consolidated balance sheets of Aptalis and its subsidiaries as of December 31, 2013 and 2012, the interim consolidated statements of operations, comprehensive income (loss), shareholders’ equity (deficit) and cash flows for the three months ended December 31, 2013 and December 31, 2012 and the Notes to Consolidated Financial Statements (unaudited) are filed as Exhibit 99.5 to this Current Report on Form 8-K and are incorporated by reference herein.

(b) Pro Forma Financial Statements

The unaudited pro forma combined balance sheet of the Company, as of December 31, 2013, and the unaudited pro forma combined statements of operations of the Company, for and as of the year ended December 31, 2013 are incorporated by reference in Exhibit 99.6 hereto and herein.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of BDO USA, LLP

23.2	Consent of PricewaterhouseCoopers LLP (Aptalis)

99.1	Unaudited condensed consolidated balance sheets of Warner Chilcott Public Limited Company as of September 30, 2013 and December 31, 2012, unaudited condensed consolidated statements of operations and comprehensive income of Warner Chilcott Public Limited Company for the quarters and nine months ended September 30, 2013 and September 30, 2012 and unaudited condensed consolidated statements of cash flows of Warner Chilcott Public Limited Company for the nine months ended September 30, 2013 and September 30, 2012, together with the notes thereto.

99.2	Audited consolidated balance sheets of Forest Laboratories, Inc. as of March 31, 2013 and March 31, 2012, consolidated statements of operations and comprehensive income (loss) and statements of stockholders’ equity of Forest Laboratories, Inc. for the years ended March 31, 2013, March 31, 2012 and March 31, 2011 and consolidated statements of cash flows of Forest Laboratories, Inc. for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, together with the notes thereto, and Schedule II (incorporated by reference to the Annual Report on Form 10-K filed by Forest Laboratories, Inc. (SEC File No. 001-05438) on May 23, 2013).

99.3	Unaudited condensed consolidated balance sheets of Forest Laboratories, Inc. as of December 31, 2013 and March 31, 2013, unaudited condensed consolidated statements of operations and comprehensive income (loss) of Forest Laboratories, Inc. for the three months and nine months ended December 31, 2013 and December 31, 2012 and unaudited condensed consolidated statements of cash flows of Forest Laboratories, Inc. for the nine months ended December 31, 2013 and December 31, 2012, together with the notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Forest Laboratories, Inc. (SEC File No. 001-05438) on February 6, 2014).

99.4	Audited consolidated balance sheet of Aptalis Holdings, Inc., as of September 30, 2013, and the related consolidated statement of operations, comprehensive income, shareholders’ equity and cash flows for the year ended September 30, 2013, including the notes thereto (incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K filed by Forest Laboratories, Inc. (SEC File No. 001-05438) on January 27, 2014).

99.5	Unaudited condensed consolidated balance sheets of Aptalis Holdings Inc. as of December 31, 2013 and September 30, 2013, unaudited condensed consolidated statements of operations, comprehensive income (loss) and shareholders’ equity (deficit) of Aptalis Holdings Inc. for the three months ended December 31, 2013 and December 31, 2012 and unaudited condensed consolidated statements of cash flows of Aptalis Holdings Inc. for the quarters ended December 31, 2013 and December 31, 2012, together with the notes thereto.

99.6	Actavis plc — Unaudited Pro Forma Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2014		ACTAVIS plc

	By:	/s/ R. Todd Joyce
R. Todd Joyce
Chief Financial Officer - Global

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

23.2	Consent of PricewaterhouseCoopers LLP (Aptalis)

99.1	Unaudited condensed consolidated balance sheets of Warner Chilcott Public Limited Company as of September 30, 2013 and December 31, 2012, unaudited condensed consolidated statements of operations and comprehensive income of Warner Chilcott Public Limited Company for the quarters and nine months ended September 30, 2013 and September 30, 2012 and unaudited condensed consolidated statements of cash flows of Warner Chilcott Public Limited Company for the nine months ended September 30, 2013 and September 30, 2012, together with the notes thereto.

99.2	Audited consolidated balance sheets of Forest Laboratories, Inc. as of March 31, 2013 and March 31, 2012, consolidated statements of operations and comprehensive income (loss) and statements of stockholders’ equity of Forest Laboratories, Inc. for the years ended March 31, 2013, March 31, 2012 and March 31, 2011 and consolidated statements of cash flows of Forest Laboratories, Inc. for the years ended March 31, 2013, March 31, 2012 and March 31, 2011, together with the notes thereto, and Schedule II (incorporated by reference to the Annual Report on Form 10-K filed by Forest Laboratories, Inc. (SEC File No. 001-05438) on May 23, 2013).

99.3	Unaudited condensed consolidated balance sheets of Forest Laboratories, Inc. as of December 31, 2013 and March 31, 2013, unaudited condensed consolidated statements of operations and comprehensive income (loss) of Forest Laboratories, Inc. for the three months and nine months ended December 31, 2013 and December 31, 2012 and unaudited condensed consolidated statements of cash flows of Forest Laboratories, Inc. for the nine months ended December 31, 2013 and December 31, 2012, together with the notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Forest Laboratories, Inc. (SEC File No. 001-05438) on February 6, 2014).

99.4	Audited consolidated balance sheet of Aptalis Holdings, Inc., as of September 30, 2013, and the related consolidated statement of operations, comprehensive income, stockholders’ equity and cash flows for the year ended September 30, 2013, including the notes thereto (incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K filed by Forest Laboratories, Inc. (SEC File No. 001-05438) on January 27, 2014).

99.5	Unaudited condensed consolidated balance sheets of Aptalis Holdings Inc. as of December 31, 2013 and September 30, 2013, unaudited condensed consolidated statements of operations, comprehensive income (loss) and shareholders’ equity (deficit) of Aptalis Holdings Inc. for the quarters ended December 31, 2013 and December 31, 2012 and unaudited condensed consolidated statements of cash flows of Aptalis Holdings Inc. for the three months ended December 31, 2013 and December 31, 2012, together with the notes thereto.

99.6	Actavis plc — Unaudited Pro Forma Combined Financial Information.